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EXHIBIT 24.1   POWERS OF ATTORNEY
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CONFORMED

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Steven R. Lewis and Richard K. Smith as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                DATE
     ----                                ----


/s/ Steven R. Lewis                      September 9, 1998
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Steven R. Lewis
President, Chief Executive Officer
and Director
(principal executive officer)
First Place Financial Corp.

President, Chief Executive Officer
and Director
(principal executive officer)
First Federal Savings and Loan Association of Warren


/s/ Richard K. Smith                     September 9, 1998
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Richard K. Smith
Vice President
(principal financial and accounting officer)
First Place Financial Corp.

Vice President and Treasurer
(principal accounting and financial officer)
First Federal Savings and Loan Association of Warren
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/s/ Paul A. Watson                       September 9, 1998
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Paul A. Watson
Chairman of the Board
First Place Financial Corp.

Chairman of the Board
First Federal Savings and Loan Association of Warren


/s/ George J. Gentithes                  September 9, 1998
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George J. Gentithes
Director
First Place Financial Corp.

Director
First Federal Savings and Loan Association of Warren


/s/ Robert P. Grace                      September 9, 1998
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Robert P. Grace
Director
First Place Financial Corp.

Director
First Federal Savings and Loan Association of Warren


/s/ Thomas M. Humphies                   September 9, 1998
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Thomas M. Humphries
Director
First Place Financial Corp.

Director
First Federal Savings and Loan Association of Warren


/s/ Robert S. McGeough                   September 9, 1998
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Robert S. McGeough
Director
First Place Financial Corp.

Director
First Federal Savings and Loan Association of Warren


/s/ E. Jeffrey Rossi                     September 9, 1998
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E. Jeffrey Rossi
Director
First Place Financial Corp.

Director
First Federal Savings and Loan Association of Warren


/s/ William W. Watson                    September 9, 1998
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William W. Watson
Director
First Place Financial Corp.

Director
First Federal Savings and Loan Association of Warren